                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                               __________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


               New York                                    13-5160382
      (Jurisdiction of incorporation                    (I.R.S. Employer
       if not a U.S. national bank)                    Identification No.)

            One Wall Street
          New York, New York                                 10286
 (Address of principal executive offices)                  (Zip code)

                               __________________


                            SIERRA PACIFIC RESOURCES
               (Exact name of obligor as specified in its charter)


              Nevada                                       88-0198358
   (State or other jurisdiction                         (I R.S. Employer
 of incorporation or organization)                     Identification No.)

          6100 Neil Road
           Reno, Nevada                                      89511
(Address of principal executive offices)                   (Zip code)

                               __________________

                       7 1/4 % CONVERTIBLE NOTES DUE 2010
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

      Furnish the following information as to the Trustee;

  (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
  State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N,Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association      New York, N.Y. 10005

  (b) Whether it is authorized to exercise corporate trust powers.
      Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

ITEM 16. LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1.    -     A copy of the Organization Certificate of The Bank of New York
                  (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
                  No. 33-6215, Exhibits la and lb to Form T-l filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-l filed with Registration Statement No. 33-29637.)

      4.    -     A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                  Form T-l filed as Exhibit 25(a) to Registration Statement No.
                  333-102200.)

      6.    -     The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-l filed with Registration Statement
                  No. 33-44051.)

      7.    -     A copy of the latest report of condition of the Trustee
                  published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of June, 2005.


                                             THE BANK OF NEW YORK

                                             By: /s/ Stacey B. Poindexter
                                                -------------------------------
                                                Name:  Stacey B. Poindexter
                                                Title: Assistant Vice President

                                                                       EXHIBIT 7
                                                                   (Page l of 3)

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
   and coin ...................................................      $ 2,292,000
   Interest-bearing balances ..................................        7,233,000
Securities:
   Held-to-maturity securities ................................        1,831,000
   Available-for-sale securities ..............................       21,039,000
Federal funds sold and securities purchased
   under agreements to resell
   Federal funds sold in domestic offices .....................        1,965,000
   Securities purchased under agreements to
   resell .....................................................          379,000
Loans and lease financing receivables:
   Loans and leases held for sale .............................           35,000
   Loans and leases, net of unearned
   income .....................................................       31,461,000
   LESS: Allowance for loan and
   lease losses ...............................................          579,000
   Loans and leases, net of unearned
   income and allowance .......................................       30,882,000
Trading Assets ................................................        4,656,000
Premises and fixed assets (including
   capitalized leases) ........................................          832,000
Other real estate owned .......................................                0
Investments in unconsolidated subsidiaries
   and associated companies ...................................          269,000
Customers' liability to this bank on
   acceptances outstanding ....................................           54,000
Intangible assets:
   Goodwill ...................................................        2,042,000
   Other intangible assets ....................................          740,000
Other assets ..................................................        5,867,000
                                                                     -----------
Total assets ..................................................      $80,116,000
                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices ........................................      $34,241,000
   Noninterest-bearing ........................................       15,330,000
   Interest-bearing ...........................................       18,911,000
   In foreign offices, Edge and Agreement
   subsidiaries, and IBFs .....................................       25,464,000
   Noninterest-bearing ........................................          548,000
   Interest-bearing ...........................................       24,916,000
Federal funds purchased and securities sold
    under agreements to repurchase
   Federal funds purchased in domestic
   offices ....................................................          735,000
   Securities sold under agreements to
   repurchase .................................................          121,000
Trading liabilities ...........................................        2,780,000
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases) ......................        1,560,000
Not applicable
Bank's liability on acceptances executed and
   outstanding ................................................           55,000
Subordinated notes and debentures .............................        1,440,000
Other liabilities .............................................        5,803,000
                                                                     -----------
Total liabilities .............................................      $72,199,000
                                                                     ===========

Minority interest in consolidated
   subsidiaries ...............................................          141,000

EQUITY CAPITAL
Perpetual preferred stock and related
    surplus ...................................................                0
Common stock ..................................................      $ 1,135,000
Surplus (exclude all surplus related to
   preferred stock) ...........................................        2,088,000
Retained earnings .............................................        4,643,000
Accumulated other comprehensive income ........................          -90,000
Other equity capital components ...............................                0
                                                                     -----------
Total equity capital ..........................................      $ 7,776,000
                                                                     -----------

Total liabilities, minority interest, and equity
   capital ....................................................      $80,116,000
                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                   _
Thomas A. Renyi     |
Gerald L. Hassell   |   Directors
Alan R. Griffith   _|